Exhibit 99.1

CorEnergy Announces First Quarter 2022 Results
Announces First CO2 Project
KANSAS CITY, MO - May 12, 2022 - CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) ("CorEnergy" or the "Company") today announced financial results for the first quarter, ended March 31, 2022.
First Quarter 2022 and Recent Highlights
•Reported consolidated revenue of $32.9 million for the three months ended March 31, 2022.
•Generated Net Income of $4.4 million and Adjusted EBITDA of $12.0 million.
•Published CorEnergy's inaugural ESG report, accessible at corenergy.reit, indicating a lower emission profile than average oil and gas pipelines on a CO2e per MMBTU-mile basis.
•Signed our first non-binding memorandum of understanding to provide the transportation solution for a carbon sequestration project in California.
•Declared a first quarter 2022 Common Stock dividend of $0.05 per share and a 7.375% Series A Cumulative Redeemable Preferred Stock dividend of $0.4609375 per depositary share. Both dividends will be paid on May 31, 2022, to stockholders of record on May 17, 2022.
Management Commentary
“Our first quarter results demonstrate the benefit of our reorganized operations and reduced costs, leading to better dividend coverage. Looking to the rest of the year, we see a number of opportunities to positively impact transportation volumes, including the return of volumes on the Amplify pipeline and potential resolution of the permitting case in California.” said Dave Schulte, Chief Executive Officer.
“On the strategic front, we have spoken about our potential for engaging with project developers and have begun working on specific mandates to enable the transportation of CO2. We are pleased to announce that we signed our first non-binding memorandum of understanding to provide the transportation solution for a carbon sequestration project in California. We believe that carbon sequestration projects could enable us to maximize utilization of our pipeline assets and rights of ways.”

Exhibit 99.1
First Quarter Performance Summary
First quarter 2022 reflects full impact of the activity from Crimson. First quarter financial highlights are as follows:

	For the Three Months Ended
	March 31, 2022
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)	$(83,667)	$(0.01)	$(0.01)
Net Cash Provided by Operating Activities	$8,673,048
Adjusted Net Income[1]	$4,664,852
Cash Available for Distribution (CAD)[1]	$2,186,005
Adjusted EBITDA[2]	$12,011,631

Dividends Declared to Common Stockholders		$0.05
1 Adjusted Net Income excludes special items of $300 thousand which are transaction costs; however CAD has not been so adjusted. Reconciliations of Adjusted Net Income and CAD, as presented, to Net Income (Loss) and Net Cash Provided by Operating Activities are included at the end of this press release. See Note 1 below for additional information.
2 Adjusted EBITDA excludes special items of $300 thousand which are transaction costs. Reconciliation of Adjusted EBITDA, as presented, to Net Income (Loss) is included at the end of this press release. See Note 2 below for additional information.
Business Development Activities
CorEnergy has identified multiple opportunities for negotiated transactions that could expand the Company's market reach or REIT qualifying revenue sources, including both traditional infrastructure and potential-alternative uses for its rights of way. The Company closely evaluates potential opportunities to ensure alignment with REIT qualifying business activities, and will continue to prudently advance these opportunities.
Outlook
CorEnergy updated its outlook for 2022 to the following, reflecting changes in the timing expectations around the return of Amplify offshore volumes to CorEnergy's systems and a softer volume outlook primarily due to the delayed court proceedings around drilling permits:
•Expected adjusted EBITDA of $42.0-$44.0 million,
•Maintenance capital expenditures expected to be in the range of $8.0 million to $9.0 million in 2022; quarterly maintenance costs are not expected to be uniform throughout the year due to project timing,
•Maintain $0.20/share annual run rate common dividend subject to Board approval on a quarterly basis.
Dividend and Distribution Declarations
The Company currently expects to characterize at least some portion of its 2022 Common Stock and Preferred Stock dividends as Return of Capital for tax purposes.
Common Stock: A first quarter 2022 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend will be paid on May 31, 2022, to stockholders of record on May 17, 2022.

Exhibit 99.1
Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, will be paid on May 31, 2022, to stockholders of record on May 17, 2022.
Class A-1 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-1 Units received a cash distribution of $0.4609375 per unit based on the Company’s declared Series A Preferred dividend.
Class A-2 and Class A-3 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-2 and Class A-3 Units did not receive a cash distribution this quarter, since no dividend was declared on the underlying Class B Common Stock.
First Quarter Results Call
CorEnergy will host a conference call on Thursday, May 12, 2022 at 10:00 a.m. Central Time to discuss its financial results. To join the call, dial +1-973-528-0002 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 10:00 a.m. Central Time on June 12, 2022, by dialing +1-919-882-2331. The Conference ID is 45298. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) is a real estate investment trust that owns and operates or leases regulated natural gas transmission and distribution lines and crude oil gathering, storage and transmission pipelines and associated rights-of-way. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Crimson transaction; the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Crimson transaction; risks related to the uncertainty of the projected financial information with respect to Crimson, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Exhibit 99.1
Notes
1 Management uses CAD as a measure of long-term sustainable performance. Adjusted Net Income and CAD are non-GAAP measures. Adjusted Net Income represents net income (loss) adjusted for gain on sale of equipment and transaction-related costs. CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion (cash flows) and deferred tax expense (benefit) less transaction costs; maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. Reconciliations of Adjusted Net Income and CAD to Net Income (Loss) and Net Cash Provided By Operating Activities are included in the additional financial information attached to this press release.
2 Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as loss on impairment of leased property; loss on impairment and disposal of leased property; loss on termination of lease; loss (gain) on extinguishment of debt; and transaction-related costs. Adjusted EBITDA is further adjusted for depreciation, amortization and ARO accretion expense; income tax expense (benefit) and interest expense. The reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the additional financial information attached to this press release.
Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit
Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets
	March 31, 2022	December 31, 2021
Assets	(Unaudited)
Property and equipment, net of accumulated depreciation of $40,964,057 and $37,022,035 (Crimson VIE: $336,342,641, and $338,452,392, respectively)	$438,593,056	$441,430,193
Leased property, net of accumulated depreciation of $268,522 and $258,207	1,257,505	1,267,821
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	993,994	1,036,660
Cash and cash equivalents (Crimson VIE: $5,308,695 and $1,870,000, respectively)	13,286,081	12,496,478
Accounts and other receivables (Crimson VIE: $8,871,936 and $11,291,749, respectively)	12,954,640	15,367,389
Due from affiliated companies (Crimson VIE: $169,968 and $676,825, respectively)	169,968	676,825
Deferred costs, net of accumulated amortization of $440,986 and $345,775	701,361	796,572
Inventory (Crimson VIE: $3,829,532 and $3,839,865, respectively)	3,968,235	3,953,523
Prepaid expenses and other assets (Crimson VIE: $5,176,012 and $5,004,566, respectively)	7,795,241	9,075,043
Operating right-of-use assets (Crimson VIE: $5,357,343 and $5,647,631, respectively)	5,730,264	6,075,939
Deferred tax asset, net	134,072	206,285
Goodwill	16,210,020	16,210,020
Total Assets	$501,794,437	$508,592,748
Liabilities and Equity
Secured credit facilities, net of deferred financing costs of $1,122,820 and $1,275,244	$96,877,181	$99,724,756
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,219,745 and $2,384,170	115,830,255	115,665,830
Accounts payable and other accrued liabilities (Crimson VIE: $9,730,215 and $9,743,904, respectively)	12,986,409	17,036,064
Income tax liability	141,226	—
Due to affiliated companies (Crimson VIE: $423,491 and $648,316, respectively)	423,491	648,316
Operating lease liability (Crimson VIE: $5,044,501 and $5,647,036, respectively)	5,388,922	6,046,657
Unearned revenue (Crimson VIE $205,790 and $199,405, respectively)	5,885,621	5,839,602
Total Liabilities	$237,533,105	$244,961,225

Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $129,525,675 and $129,525,675 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 51,810 and 51,810 issued and outstanding at March 31, 2022 and December 31, 2021, respectively	$129,525,675	$129,525,675
Common stock, non-convertible, $0.001 par value; 14,960,628 and 14,893,184 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively (100,000,000 shares authorized)	14,960	14,893
Class B Common Stock, $0.001 par value; 683,761 and 683,761 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively (11,896,100 shares authorized)	684	684
Additional paid-in capital	335,376,932	338,302,735
Retained deficit	(324,853,173)	(327,157,636)
Total CorEnergy Equity	140,065,078	140,686,351
Non-controlling interest (Crimson)	124,196,254	122,945,172
Total Equity	264,261,332	263,631,523
Total Liabilities and Equity	$501,794,437	$508,592,748

Consolidated Statements of Operations (Unaudited)
	For the Three Months Ended
	March 31, 2022	March 31, 2021(1)
Revenue
Transportation and distribution	$29,761,354	$21,295,139
Pipeline loss allowance subsequent sales	2,731,763	1,075,722
Lease	34,225	474,475
Other	345,009	195,162
Total Revenue	32,872,351	23,040,498
Expenses
Transportation and distribution	13,945,843	10,342,597
Pipeline loss allowance subsequent sales cost of revenue	2,192,649	948,856
General and administrative	5,142,865	9,836,793
Depreciation, amortization and ARO accretion	3,976,667	2,898,330
Loss on impairment and disposal of leased property	—	5,811,779
Loss on termination of lease	—	165,644
Total Expenses	25,258,024	30,003,999
Operating Income (loss)	$7,614,327	$(6,963,501)
Other Income (expense)
Other income	$120,542	$63,526
Interest expense	(3,146,855)	(2,931,007)
Loss on extinguishment of debt	—	(861,814)
Total Other Expense	(3,026,313)	(3,729,295)
Income (Loss) before income taxes	4,588,014	(10,692,796)
Taxes
Current tax expense	151,044	27,867
Deferred tax expense (benefit)	72,213	(26,400)
Income tax expense, net	223,257	1,467
Net Income (loss)	4,364,757	(10,694,263)
Less: Net income attributable to non-controlling interest	2,060,294	1,605,308
Net income (loss) attributable to CorEnergy	$2,304,463	$(12,299,571)
Preferred stock dividends	2,388,130	2,309,672
Net loss attributable to Common Stockholders	$(83,667)	$(14,609,243)

Net Loss Per Common Share:
Basic	$(0.01)	$(1.07)
Diluted	$(0.01)	$(1.07)
Weighted Average Shares of Common Stock Outstanding:
Basic	15,600,926	13,651,521
Diluted	15,600,926	13,651,521
Dividends declared per share	$0.050	$0.050
(1) The financial impacts of the Crimson assets only represent the period from February 1, 2021 to March 31, 2021.

Consolidated Statements of Cash Flows (Unaudited)
	For the Three Months Ended
	March 31, 2022	March 31, 2021
Operating Activities
Net income (loss)	$4,364,757	$(10,694,263)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred income tax, net	72,212	(26,400)
Depreciation, amortization and ARO accretion	4,388,926	3,267,034
Loss on impairment and disposal of leased property	—	5,811,779
Loss on termination of lease	—	165,644
Loss on extinguishment of debt	—	861,814
Changes in assets and liabilities:
Accounts and other receivables	2,505,213	(344,371)
Financing note accrued interest receivable	—	(6,714)
Inventory	(14,712)	(26,111)
Prepaid expenses and other assets	1,601,151	(70,539)
Due from affiliated companies, net	282,032	1,225,906
Management fee payable	—	(363,380)
Accounts payable and other accrued liabilities	(4,056,041)	(1,611,539)
Income tax liability	141,226	—
Operating lease liability	(657,735)	(523,652)
Unearned revenue	46,019	(146,369)
Net cash provided by (used in) operating activities	$8,673,048	$(2,481,161)
Investing Activities
Acquisition of Crimson Midstream Holdings, net of cash acquired	—	(68,094,324)
Purchases of property and equipment, net	(1,098,499)	(4,625,511)
Proceeds from sale of property and equipment	—	79,600
Proceeds from insurance recovery	—	60,153
Principal payment on financing note receivable	42,666	32,500
Net cash used in investing activities	$(1,055,833)	$(72,547,582)
Financing Activities
Debt financing costs	—	(2,735,922)
Dividends paid on Series A preferred stock	(2,388,130)	(2,309,672)
Dividends paid on Common Stock	(744,659)	(682,576)
Reinvestment of Dividends Paid to Common Stockholders	207,053	—
Distributions to non-controlling interest	(809,212)	—
Advances on revolving line of credit	2,000,000	3,000,000
Payments on revolving line of credit	(3,000,000)	(3,000,000)
Principal payments on Crimson secured credit facility	(2,000,000)	—
Net cash used in financing activities	$(6,734,948)	$(5,728,170)
Net change in Cash and Cash Equivalents	$882,267	$(80,756,913)
Cash and Cash Equivalents at beginning of period	12,496,478	99,596,907
Cash and Cash Equivalents at end of period	$13,378,745	$18,839,994

Supplemental Disclosure of Cash Flow Information
Interest paid	$4,500,333	$4,254,050
Income taxes paid (net of refunds)	(716)	5,026

Non-Cash Investing Activities
In-kind consideration for the Grand Isle Gathering System provided as partial consideration for the Crimson Midstream Holdings acquisition	$—	$48,873,169
Crimson Credit Facility assumed and refinanced in connection with the Crimson Midstream Holdings acquisition	—	105,000,000
Equity consideration attributable to non-controlling interest holder in connection with the Crimson Midstream Holdings acquisition	—	115,323,036
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	1,178,271	868,190

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$—	$(235,198)

Non-GAAP Financial Measurements (Unaudited)

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted Net Income and CAD:

	For the Three Months Ended
	March 31, 2022	March 31, 2021(1)
Net Income (loss)	$4,364,757	$(10,694,263)
Add:
Loss on impairment and disposal of leased property	—	5,811,779
Loss on termination of lease	—	165,644
Loss on extinguishment of debt	—	861,814
Transaction costs	300,095	5,074,796
Transaction bonus	—	1,036,492
Adjusted Net Income, excluding special items	$4,664,852	$2,256,262
Add:
Depreciation, amortization and ARO accretion (Cash Flows)	4,388,927	3,267,034
Deferred tax expense (benefit)	72,213	(26,400)
Less:
Transaction costs	300,095	5,074,796
Transaction bonus	—	1,036,492
Maintenance capital expenditures	1,442,550	1,442,203
Preferred dividend requirements - Series A	2,388,130	2,309,672
Preferred dividend requirements - Non-controlling interest	809,212	—
Mandatory debt amortization	2,000,000	—
Cash Available for Distribution (CAD)	$2,186,005	$(4,366,267)
(1) The financial impacts of the Crimson assets only represent the period from February 1, 2021 to March 31, 2021.

The following table reconciles net cash provided by (used in) operating activities, as reported in the Consolidated Statements of Cash Flows to CAD:

	For the Three Months Ended
	March 31, 2022	March 31, 2021(1)
Net cash provided by (used in) operating activities	$8,673,048	$(2,481,161)
Changes in working capital	152,849	1,866,769
Maintenance capital expenditures	(1,442,550)	(1,442,203)
Preferred dividend requirements	(2,388,130)	(2,309,672)
Preferred dividend requirements - non-controlling interest	(809,212)	—
Mandatory debt amortization included in financing activities	(2,000,000)	—
Cash Available for Distribution (CAD)	$2,186,005	$(4,366,267)

Other Special Items:
Transaction costs	$300,095	$5,074,796
Transaction bonus	—	1,036,492

Other Cash Flow Information:
Net cash used in investing activities	$(1,148,498)	$(72,547,582)
Net cash used in financing activities	(6,734,948)	(5,728,170)
(1) The financial impacts of the Crimson assets only represent the period from February 1, 2021 to March 31, 2021.

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted EBITDA:

	For the Three Months Ended
	March 31, 2022	March 31, 2021(1)
Net Income (loss)	$4,364,757	$(10,694,263)
Add:
Loss on impairment and disposal of leased property	—	5,811,779
Loss on termination of lease	—	165,644
Loss on extinguishment of debt	—	861,814
Transaction costs	300,095	5,074,796
Transaction bonus	—	1,036,492
Depreciation, amortization and ARO accretion	3,976,667	2,898,330
Income tax expense, net	223,257	1,467
Interest expense, net	3,146,855	2,931,007
Adjusted EBITDA	$12,011,631	$8,087,066
(1) The financial impacts of the Crimson assets only represent the period from February 1, 2021 to March 31, 2021.